Offerings - Offering: 1	Feb. 19, 2026 USD ($)
Offering:
Fee Previously Paid	true
Rule 457(r)	true
Security Type	Debt
Security Class Title	Debt Securities
Maximum Aggregate Offering Price	$ 4,181,000.00
Amount of Registration Fee	$ 577.40
Offering Note	The maximum aggregate amount of the securities to which the amended prospectus relates is $4,181,000.00. The initial fee of $2,012.53 for the initial aggregate of $3,803,000.00 was previously paid - Accession No. 0001104659-26-017153